UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

VIRTUS INVESTMENT PARTNERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2018. Meeting Information VIRTUS INVESTMENT PARTNERS, INC. Meeting Type: Annual Meeting For holders as of: March 22, 2018 Date:    May 15, 2018    Time:    10:30 a.m. EDT Location: Virtus Investment Partners, Inc. 100 Pearl Street, 2nd Floor Hartford, Connecticut 06103 Directions: To obtain directions to attend the Annual Meeting and vote in person, please contact Investor Relations by sending an e-mail to: investor.relations@virtus.com. You are receiving this communication because you hold VIRTUS INVESTMENT PARTNERS, INC. shares in the company named above. C/O BROADRIDGE P.O. BOX 1342 This is not a ballot. You cannot use this notice to vote these BRENTWOOD, NY 11717 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, from a smartphone scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important Z71925 information contained in the proxy materials before voting.—See the reverse side of this notice to obtain P04095 proxy materials and voting instructions. E44918—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or from a smartphone, scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, or proxy materials for future meetings, you must request one. There is NO charge for requesting a copy.    Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2018 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Z71925 Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed—in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. P04095 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E44919 - *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2018. Meeting Information VIRTUS INVESTMENT PARTNERS, INC. Meeting Type: Annual Meeting For holders as of: March 22, 2018 Date:    May 15, 2018    Time:    10:30 a.m. EDT Location: Virtus Investment Partners, Inc. 100 Pearl Street, 2nd Floor Hartford, Connecticut 06103 Directions: To obtain directions to attend the Annual Meeting and vote in person, please contact Investor Relations by sending an e-mail to: investor.relations@virtus.com. You are receiving this communication because you hold VIRTUS INVESTMENT PARTNERS, INC. shares in the company named above. C/O BROADRIDGE P.O. BOX 1342 This is not a ballot. You cannot use this notice to vote these BRENTWOOD, NY 11717 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, from a smartphone scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important Z71925 information contained in the proxy materials before voting.—See the reverse side of this notice to obtain P04095 proxy materials and voting instructions. E44918—

Voting Items The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: 1a. Timothy A. Holt 1b. Melody L. Jones 1c. Stephen T. Zarrilli 2. To ratify the audit committee’s appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. To approve, in a non-binding vote, named executive officer compensation. NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof.—Z71925—P04095 E44920

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